UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 28, 2003

Date of Report (date of earliest event reported)

PALMONE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-29597	94-3150688
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 N. McCarthy Blvd.

Milpitas, CA 95035

(Address of principal executive offices)

(408) 503 -7000

(Registrant’s telephone number, including area code)

Palm, Inc.

(Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On October 28, 2003, Palm, Inc. (“Palm”) effected the spin-off of its majority-owned subsidiary, PalmSource, Inc. (“PalmSource”) by merging Peace Separation Corporation, a wholly-owned subsidiary of Palm, with and into Palm, thereby effecting the distribution of all of the shares of PalmSource common stock owned by Palm to Palm’s stockholders. For each share of Palm common stock, stockholders received 0.3098041712 shares of PalmSource common stock. No consideration was received by Palm in this transaction.

On October 29, 2003, Palm effected the acquisition of Handspring, Inc. (“Handspring”) in a merger transaction in which Harmony Acquisition Corporation, a wholly-owned subsidiary of Palm, was merged with and into Handspring, with Handspring continuing as the surviving entity and as a wholly-owned subsidiary of Palm. The stockholders of Handspring received 0.09 of a share of Palm common stock for each share of Handspring common stock. The amount of such consideration was determined based upon arm’s-length negotiations between Palm and Handspring. Immediately following the acquisition, Palm effected a change of its corporate name to palmOne, Inc. (the “Registrant”).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

For the financial statements required by part (a) of Item 7 relating to the acquired business referred to in Item 2 above, the Registrant incorporates by reference the consolidated financial statements of Handspring for the years ended June 30, 2003, 2002 and 2001 included in Handspring’s Annual Report on Form 10-K/A for the year ended June 28, 2003.

(b) Pro Forma Financial Information.

The pro forma combined balance sheet of the Registrant, as of May 31, 2003, and the pro forma combined statements of operations of the Registrant for the years ended May 31, 2003, 2002 and 2001, are incorporated by reference from the Registrant’s Registration Statement on Form S-4 (File No. 333-106830), filed on July 3, 2003, as amended.

(c) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Reorganization, dated as of June 4, 2003, by and among Palm, Inc., Peace Separation Corporation, Harmony Acquisition Corporation and Handspring, Inc.

23.1	Consent of PricewaterhouseCoopers LLP, with respect to Handspring, Inc.

99.1	Handspring Consolidated Financial Statements for the years ended June 30, 2003, 2002 and 2001 included in Handspring’s Annual Report on Form 10-K/A for the year ended June 28, 2003

99.2	Registrant’s pro forma combined balance sheet as of May 31, 2003, and Registrant’s pro forma combined statements of operations for the years ended May 31, 2003, 2002 and 2001 included in Registrant’s Registration Statement on Form S-4 filed July 3, 2003, as amended

*	Incorporated by reference to an exhibit 2.1 filed with the Registrant’s Current Report on Form 8-K of Palm, Inc., dated as of June 6, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

palmOne, Inc.

By:	/s/ JUDY BRUNER

Judy Bruner Senior Vice President and Chief Financial Officer

Date: November 11, 2003

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement and Plan of Reorganization, dated as of June 4, 2003, by and among Palm, Inc., Peace Separation Corporation, Harmony Acquisition Corporation and Handspring, Inc.

23.1	Consent of PricewaterhouseCoopers LLP, with respect to Handspring, Inc.

99.1	Handspring Consolidated Financial Statements for the years ended June 30, 2003, 2002 and 2001 included in Handspring’s Annual Report on Form 10-K/A for the year ended June 28, 2003

99.2	Registrant’s pro forma combined balance sheet as of May 31, 2003, and Registrant’s pro forma combined statements of operations for the years ended May 31, 2003, 2002 and 2001 included in Registrant’s Registration Statement on Form S-4 filed July 3, 2003, as amended

*	Incorporated by reference to an exhibit 2.1 filed with the Registrant’s Current Report on Form 8-K of Palm, Inc., dated as of June 6, 2003.